Earnings per share	12 Months Ended
Mar. 31, 2020
Earnings per share [abstract]
Earnings per share
Earnings per share
How is earnings per share calculated?
Basic earnings per share is calculated by dividing the profit after tax attributable to equity shareholders by the weighted average number of shares in issue after deducting the own shares held by employee share ownership trusts and treasury shares.
In calculating the diluted earnings per share, share options outstanding and other potential shares have been taken into account where the impact of these is dilutive. Options over 36m shares (2018/19: 36m shares, 2017/18: 23m shares) were excluded from the calculation of the total diluted number of shares as the impact of these is antidilutive.

Year ended 31 March	2020		2019		2018
Basic weighted average number of shares (millions)	9,885		9,912		9,911
Dilutive shares from share options (millions)	—		6		2
Dilutive shares from executive share awards (millions)	80		57		48
Diluted weighted average number of shares (millions)	9,965		9,975		9,961
Basic earnings per share	17.5	p	21.8	p	20.5	p
Diluted earnings per share	17.4	p	21.6	p	20.4	p

The earnings per share calculations are based on profit after tax attributable to equity shareholders of the parent company which excludes non-controlling interests. Profit after tax was £1,734m (2018/19: £2,159m, 2017/18: £2,032m) and profit after tax attributable to non-controlling interests was £2m (2018/19: £3m, 2017/18: £4m). Profit attributable to non-controlling interests is not presented separately in the financial statements as it is not material.